COLUMBIA GLOBAL EQUITY FUND

                  Supplement to Prospectus dated March 1, 2003

The text under the section "Managing the Fund - Portfolio Managers" is replaced in its entirety with the following:

Sean P. Wilson, CFA, a senior equity portfolio manager of Columbia Management, is a co-manager of the Fund and has managed the Fund since October 2003. Mr. Wilson is also co-head of the institutional large cap core equity team for Columbia. Prior to joining the advisor in June 2003, Mr. Wilson was managing director, director of equity research and senior portfolio manager at Rockefeller & Company. Mr. Wilson earned a B.A. degree in finance from Northeastern University.

James M. McAlear, a senior equity portfolio manager of Columbia Management, is a co-manger of the Fund and has co-managed the Fund since March 2003. Mr. McAlear has served as lead manager of the Columbia International Stock Fund since 1992. Previously, he was senior vice president and portfolio manager with American Express Financial Advisers from 1985 to 1992 and an executive director with Merrill Lynch Europe from 1975 to 1985. Mr. McAlear earned his undergraduate degree from Boston College and an M.A. degree in economics from Michigan State University.





733-36/247Q-1003                                               October 31, 2003